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                               Exhibit 23.01


                           Consent of Accountant







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[Letterhead]




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the use of our audit report of BioPulse
International, Inc. dated November 8, 2000, in the Form 10-KSB dated November 14, 2000, for BioPulse International, Inc.


/s/ Crouch, Bierwolf & Associates

Salt Lake City, Utah
November 8, 2000





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